UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2006

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GREENS WORLDWIDE INCORPORATED

(Exact name of registrant as specified in its charter)

Arizona (State or other jurisdiction of incorporation)	000-25025 (Commission File Number)	86-0718104 (I.R.S. Employer Identification No.)
346 Woodland Church Road Hertford, North Carolina (Address of principal executive offices)	27944 (Zip Code)

Registrant’s telephone number, including area code: 252-264-2064

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On September 6, 2006, Greens Worldwide Incorporated (the “Company”) entered into an Agreement and Plan of Merger and Reorganization (the “Agreement”), dated as of August 31, 2006, by and among Players Tour Inc. (“Players Tour”), the Company, Texas Sports Group, Inc. (“Texas Sports Group”) and Gary M. DeSerrano and Kathy J. DeSerrano. The Agreement provides for the Company’s acquisition of Texas Sports Group, which does business as TightLies Tour, Lone Star Golf Tour and Cadillac Senior Series, firms engaged in the business of marketing and operating a professional sports golf tournament business. Gary M. DeSerrano and Kathy J. DeSerrano are the sole shareholders of Texas Sports Group. The Company completed the merger on September 6, 2006.

As set forth in the Agreement, the Company acquired Texas Sports Group through a tax-free merger of Texas Sports Group with and into Players Tour, a subsidiary of the Company. As consideration for the acquisition, the Company delivered to the shareholders of Texas Sports Group the following:

•	$200,000 in cash;
•	1,587,862 shares of the Company’s common stock;
•

a promissory note in the total principal amount of $675,000 and payable on June 30, 2007 in (i) $75,000 in cash and (ii) the number of shares of the Company’s common stock with a total value of $600,000, with such number to be determined by dividing the average closing price of the stock for the ten business days immediately prior to June 30, 2007, or such earlier date of prepayment, into $600,000;

•	warrants to purchase up to 100,000 shares of the Company’s common stock at a price of $0.12 per share at any time prior to 5:00 p.m. on December 31, 2006;
•	warrants to purchase up to 50,000 shares of the Company’s common stock at a price of $0.50 per share at any time prior to 5:00 p.m. on December 31, 2006;
•	warrants to purchase up to 50,000 shares of the Company’s common stock at a price of $0.75 per share at any time prior to 5:00 p.m. on December 31, 2007;
•	warrants to purchase up to 50,000 shares of the Company’s common stock at a price of $1.00 per share at any time prior to 5:00 p.m. on December 31, 2008; and
•	warrants to purchase up to 50,000 shares of the Company’s common stock at a price of $1.50 per share at any time prior to 5:00 p.m. on December 31, 2009.

Players Tour will also assume by operation of law the liabilities of Texas Sports Group, as previously disclosed to it.

As provided in the Agreement, Gary M. DeSerrano and Kathy J. DeSerrano entered into employment agreements with Players Tour and US Pro Golf Tour, Inc., a subsidiary of the Company.

The full text of the Agreement is attached as Exhibit 10.1 to this report and is incorporated by reference into this Item 1.01.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1

Agreement and Plan of Merger and Reorganization, dated as of August 31, 2006, by and among Players Tour Inc., Greens Worldwide Incorporated, Texas Sports Group, Inc. and Gary M. DeSerrano and Kathy J. DeSerrano.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENS WORLDWIDE INCORPORATED

Date:	September 18, 2006	By: /s/ R. Thomas Kidd
R. Thomas Kidd
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1

Agreement and Plan of Merger and Reorganization, dated as of August 31, 2006, by and among Players Tour Inc., Greens Worldwide Incorporated, Texas Sports Group, Inc. and Gary M. DeSerrano and Kathy J. DeSerrano.